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EXHIBIT 10.08
THIS DEED is made 7 November 1997

BETWEEN

     INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road,
Wellington, New Zealand ("Indo-Pacific")

AND

     MOONDANCE ENERGY PTY LTD of 133 Edward Street, Perth,
Western Australia ("Moondance")

AND

     BORAL ENERGY RESOURCES NZ LIMITED of 38 Bruce Mclaron Road,
Henderson, Auckland ("Boral Energy")

AND

     CROFT EXPLORATION LTD of Fountain House, 3 Woodside
Crescent, Glasgow G37UN, United Kingdom ("Croft")

AND

     TRANS-ORIENT PETROLEUM (NZ) LIMITED of 284 Karori Road,
Wellington, New Zealand ("Trans-Orient")

RECITALS

A. As at the date of this Deed the Parties are parties to an unincorporated joint venture for the purpose of holding their respective Participating Interests in PEP 38328 in the percentages set out as follows;

          Indo-Pacific   27.5%
          Moondance      10.0%
          Croft          10.0%
          Boral Energy   30.0%
          Trans-Orient   22.5%

B. Croft have notice of withdrawal from the joint venture and the Permit effective as of 00.01 hours on 1 July 1997 and this Deed evidences the said withdrawal.

THE PARTIES AGREE as follows:

1.        Definitions and Interpretation

1.1  Definitions

     In this Deed (including the Recitals) unless the context otherwise requires:

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1.1.1     "Act" means the Crown Minerals Act (NZ) 1991 and any
          regulations made thereto.

1.1.2     "Deed" means this deed between the Parties.

1.1.3 "Croft Interest" means a 10% Participating Interest owned by Croft assigned to Indo-Pacific.

1.1.4     "Effective Date" means 00.01 hours on 1 July 1997.

1.1.5     "Parties" means each of Indo-Pacific, Moondance, Boral
          Energy, Croft and Trans-Orient.

1.1.6 "Participating Interest" means a percentage interest of a Party in the Permit.

1.1.7 "Permit" means petroleum exploration permit PEP 38328 or any renewal or extension thereof and any mining permit granted pursuant thereto.

1.1.8 "Minister" means the Minister of Energy as defined under the Act who administers the approval and registration procedure under the Act.

1.1.9     "Continuing Parties" means together Boral Energy,
          Moondance and Trans-Orient.

1.2  Interpretation

     In this Deed, unless a contrary intention appears:

1.2.1     a reference to this Deed is a reference to this Deed as
          amended, varied, novated or   substituted from time to
          time;

1.2.2 a reference to any legislation or any provision of any legislation includes:

          (a) all regulations, orders or instruments issued under the legislation or provision; and

          (b) any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

1.2.3     a word:

          (a) importing the singular includes the plural and vice versa; and

          (b) denoting an individual includes corporations, firms, unincorporated bodies, authorities and instrumentalities;

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1.2.4     a reference to a Party to this Deed or any other
          instrument includes that Party's executors, administrators, successors and permitted assigns;

1.2.5 where a word or phrase is given meaning, any other part of speech or grammatical form has a corresponding meaning; and

1.2.6 a reference to a clause number, schedule number or annexure number (or letter) is a reference to a clause, schedule or annexure of this Deed;

1.2.7 words and expressions used in this Deed which are used in the Act shall where the context admits have the same meaning as they have in the Act.

2.        Approval

2.1 Each dealing evidenced by this Deed to which the Act applies will relate back to and take effect on and from the Effective Date upon the date of obtaining approval for such dealing in accordance with the Act.

2.2 The Parties must use all reasonable endeavours to have all dealings evidenced by this Deed approved and registered as contemplated by clause 2.1 as expeditiously as possible.

2.3 If any dealing evidenced by this Deed is not approved and registered in accordance with clause 2.1 within 12 months of execution of this deed (or such other date as the Parties may agree), any Party may terminate this Deed at any time by notice to other Parties and this Deed will terminate on the receipt of that notice.

2.4 On termination of this Deed under clause 2.3, the Parties must execute all documents and do all other things necessary or desirable to place each other in the same position as they would have been had this Deed not been executed or acted upon.

3.        Assignee

3.1 With effect on and from the Effective Date, Indo-Pacific assumes the obligations and liabilities in respect of the Croft Interest arising on and from the Effective Date (but always excluding liabilities and obligations arising prior to the Effective Date) and shall be entitled to the full benefit and advantage of the Croft Interest and all rights thereunder to the same extent to which Croft would have been so entitled had the Croft Interest not been assigned to Indo-Pacific.



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3.2  Indo-Pacific will indemnify and keep indemnified the
     Continuing Parties against all liability which each of them may incur by reason of any breach or non-observance by Indo-Pacific of any of the provisions of this Deed.

3.3  With effect on and from the Effective Date the Continuing
     Parties accept the liability of Indo-Pacific as set out in clause 3.1 hereof.

4.        Assignor

4.1 Croft covenants and agrees with the Continuing Parties and Indo-Pacific to duly and punctually discharge all liabilities and perform all obligations incurred in respect of the Croft Interest prior to the Effective Date (but excluding liabilities and obligations scheduled for performance on or after the Effective Date) regardless of whether such liability and obligations arise before or after the Effective Date.

4.2 Croft shall indemnify and hold the Continuing Parties and Indo-Pacific harmless from and against all liability which each of them may incur by reason of any breach or non-observance by Croft of this Deed.

5.   Participating Interests

The Parties agree that on and from the Effective Date their respective Participating Interests shall be as set out below;

     Indo-Pacific   37.5%
     Moondance      10.0%
     Boral Energy   30.0%
     Trans-Orient   22.5%
                    _____
                    100.0%

6.        Miscellaneous

6.1 This Deed will be binding upon the enure to the benefit of the Parties, their respective successors and each person who derives from them title to a Participating Interest.

6.2 This Deed will be governed by and construed in accordance with laws of New Zealand for the time being in force.

6.3 The Parties submit to the non-exclusive jurisdiction of the Courts of New Zealand and all courts competent to hear appeals therefrom.




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6.4  The Parties will bear their own legal costs arising out of the preparation of this Deed, but Croft will bear all stamp duty and registration fees payable on this Deed and any document directly related to or consequential upon this Deed.

6.5 Each of the Parties must take all such steps, execute all such documents and do all such acts and things as may be reasonable required by any other Party to give effect to the intent of this Deed.

6.6 Each attorney executing this Deed states that he has no notice of the revocation of his power of attorney.

EXECUTED by the parties as a Deed,

Executed for and on behalf of
INDO-PACIFIC ENERGY (NZ)
LIMITED by its duly authorised
representative in the presence of;

/s/ Jenni Lean                     /s/ David Bennett
Signature                          Signature

Jenni Lean                         David Bennett
Name of Witness                    Name of representative

The COMMON SEAL of BORAL      )    The Common Seal of
ENERGY RESOURCES NZ LIMITED   )    Boral Energy Resources NZ
was affixed in                )    Limited
the presence of:              )

/s/ Owen William Poole             /s/ Robbert Jan Willink
Signature                          Signature

Owen William Poole                 Director, Robbert Jan Willink
Print Name                         Print Name

Director                           Director
Office held                        Office held

The COMMON SEAL of                 )
MOONDANCE ENERGY PTY LIMITED       )
was affixed in the presence of:    )

/s/ Gregory Alan Corner            /s/ Colin Crabb
Signature                          Signature

Secretary                     Director
Office held                        Office held



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The COMMON SEAL of                 )
CROFT EXPLORATION LTD              )
was affixed in the presence of:    )

/s/ David Wood                     /s/ R. Stevenson
Signature                          Signature

David Wood                         R. Stevenson
Print Name                         Print Name

Director                           Secretary
Office held                        Office held

Executed for and on behalf of TRANS-ORIENT PETROLEUM (NZ) LIMITED by its duly authorised representative in the presence of;

/s/ Jenni Lean                     /s/ David Bennett
Signature of witness               Signature of representative

Jenni Lean                         David Bennett
Name of witness                    Name of representative